================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 4, 1997
                  ------------------------------------------
               Date of Report (Date of earliest event reported)



                           SEAGATE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



        DELAWARE                   0-10630                    94-2612933
-------------------------  ------------------------   --------------------------
   (State or other         (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                         Identification No.)
    incorporation)



                                920 DISC DRIVE
                       SCOTTS VALLEY, CALIFORNIA  95066
                  ------------------------------------------
                   (Address of principal executive offices)



                                (408) 438-6550
            ------------------------------------------------------
             (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  OTHER EVENTS.

     Seagate Technology, Inc. (the "Company") recently completed a multi-tranche debt offering of $700,000,000 aggregate principal amount of Senior Notes and Senior Debentures, issued pursuant to the provisions of the Indenture, dated as of March 1, 1997, between the Company and First Trust of California, National Association. The Company sold $200,000,000 principal amount of 7.125% Senior Notes due 2004, $200,000,000 principal amount of 7.37% Senior Notes due 2007, $100,000,000 principal amount of 7.875% Senior Debentures due 2017 and $200,000,000 principal amount of 7.45% Senior Debentures due 2037.

     The Senior Notes and Senior Debentures were offered under a shelf registration statement declared effective by the Securities and Exchange Commission on February 19, 1997. The underwriting was managed by Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. The sale closed on March 4, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


 Exhibit No.                                    Description
------------     ---------------------------------------------------------------------
     4.1         Indenture, dated as of March 1, 1997 (the "Indenture"), between
                 Seagate Technology, Inc. (the "Company") and First Trust of
                 California, National Association, as trustee.

     4.2         Officers' Certificate Pursuant to Section 301 of the Indenture,
                 withoutexhibits, establishing the terms of the Company's Senior Notes and
                 Senior Debentures.

     4.3         Form of Senior Note.

     4.4         Form of Senior Debenture.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEAGATE TECHNOLOGY, INC.


Date:  March 11, 1997                    By: /s/  Donald L. Waite
                                            ----------------------------------
                                            Donald L. Waite
                                            Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Financial Officer

                         INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED MARCH 4, 1997


  Exhibit                                                 Description
----------   -------------------------------------------------------------------------------------------------------------
    4.1      Indenture, dated as of March 1, 1997 (the "Indenture"), between Seagate Technology, Inc. (the
             "Company") and First Trust of California, National Association.

    4.2      Officers' Certificate Pursuant to Section 301 of the Indenture, without exhibits, establishing the terms of the Company's Senior Notes and Senior Debentures.

    4.3      Form of Senior Note.

    4.4      Form of Senior Debenture.
